Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “***” to indicate where omissions have been made.  The confidential material has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

SALES DEALER AGREEMENT

This SALES DEALER AGREEMENT (this “Agreement”) is effective as of August 16, 2017 (“Effective Date”), by and between VIVINT SOLAR DEVELOPER, LLC, a Delaware limited liability company (“Vivint Solar”), and VIVINT, INC., a Utah corporation (“Vivint”).  Buyer and Seller are referred to herein individually as a “Party,” and collectively as the “Parties”.

RECITALS

WHEREAS, Vivint is in the business of selling, designing, installing, servicing, and maintaining smart home products and services described more fully below; and

WHEREAS, Vivint Solar is in the business of selling, designing, installing, servicing, and maintaining residential rooftop solar systems described more fully below;

WHEREAS, Vivint and Vivint Solar, Inc. (an affiliate of Vivint Solar) entered into a Marketing and Customer Relations Agreement dated September 30, 2014, as amended November 30, 2016, (“Marketing Agreement”) pursuant to which Vivint and Vivint Solar, Inc. engaged in various cross-marketing and other potential customer and customer-focused efforts.

WHEREAS, the Parties desire to set forth terms and conditions under which each Party will pay certain fees for products and services sold in connection with this Agreement; and

WHEREAS, the Vivint and Vivint Solar have independently determined that the transactions contemplated by this Agreement are on terms that are not materially less favorable than what would have been obtained in a comparable transaction with an unrelated third-party to the other Party for the sales generated.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.Definitions, Term and Termination

1.1Definitions and Rules of Interpretation.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Exhibit A, and the Rules of Interpretation set forth in Schedule 1 shall apply to this Agreement, unless in any such case the context requires otherwise.

1.2Term.  Unless earlier terminated pursuant to its terms, the initial term of this Agreement shall commence on the Effective Date and shall continue until the second (2nd) anniversary of the Effective Date (“Initial Term”).  The Initial Term shall automatically renew for successive one (1)-year periods (each, a “Renewal Term” and together with the Initial Term, the “Term”), unless either this Agreement is terminated pursuant to its terms, or a Party receives written notice from the other Party no less than ninety (90) days prior to the end of the Initial Term or a Renewal Term, as applicable, specifying that the sending Party is declining to renew this Agreement.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

1.3Certain Termination Rights

1.3.1For Change of Control.  Either Party may terminate this Agreement upon ninety (90) days prior written notice to the other Party in connection with its or the other Party’s change of control. “Change of Control” means the sale of all or substantially all the assets of a Party; any merger, consolidation or acquisition of a Party with, by or into another corporation, entity or person; or any change in the ownership of more than fifty percent (50%) of the voting capital stock of a Party in one or more related transactions.

1.3.2In a Renewal Term.  After the Initial Term, notwithstanding anything to the contrary in Section 1.2, either Party may terminate this Agreement for convenience upon no less than ninety (90) days’ prior written notice to the other Party.

1.3.3Termination for Cause.  Either Party may terminate this Agreement in the event of a breach by the other Party of any term or condition of this Agreement where such breach is not cured within thirty (30) days of receiving written notice from the non-breaching Party (or where the breaching Party has not begun good faith efforts to remedy the breach for cases where the breach cannot reasonably be cured within thirty (30) days).

1.3.4Termination for Extended Force Majeure Events.  A Party may terminate this Agreement due to an ongoing Force Majeure Event affecting its or the other Party’s performance under this Agreement during the Initial Term in accordance with Section 17.3.

2.Appointment and Dealer Program

2.1Appointment. Each Party hereby appoints the other to act as its Dealer in accordance with the terms and conditions of this Agreement, and each Party hereby accepts such appointment, in each case on a non-exclusive independent basis, with authority  to market, promote and sell the Products of the other Party to potential customers in the Territory during the Term, solely in compliance with applicable Laws and all requirements under this Agreement for selling such other Party’s respective Products (including, but not limited to, licensing and insurance requirements). As a Dealer, neither Party will have authority to market, promote, sell or take any other actions with respect to the other Party’s Products outside of the Territory.  Either Party may, in its sole discretion, directly or through an unaffiliated third-party sell its own Products to any other Person, whether or not such Person is in, or outside of, the Territory.

2.2Volume Commitments. In performing its obligations as a Dealer under this Agreement, neither Party will be subject to any volume commitment with respect to such Party’s sale of a Primary Party’s Products under this Agreement.

2.3Dealer Authority. Except for the rights and licenses granted in this Agreement and absent express written authorization from each Party’s Chief Executive Officer or President, as applicable. Neither Party, acting in its capacity as Dealer, has authority, and will not represent or imply that it has any authority, to enter into any contract or agreement in the name of or binding upon the Primary Party. Neither Party, acting in its capacity as Dealer, shall have authority to make any warranty or representation concerning the performance, quality or characteristic of any Products of the Primary Party except as otherwise offered by such Primary Party or as may be contained in Sales Materials. All agreements with Customers for Products shall be directly between the Primary Party and such Customer, and the Party acting as Dealer shall not be a party, including a third-party beneficiary, to said agreement and expressly denies any rights, privileges or entitlements thereunder.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

2.4Vivint Products. Vivint Solar will sell the Vivint Products using the form of agreement that Vivint has provided its sales representatives for use in each respective jurisdiction within the Territory. Vivint Solar will use commercially reasonable efforts to provide new Joint Customers, who execute an SPA, with the option to finance both Parties’ Products through Vivint Solar’s financial product offerings, subject to Vivint Solar’s Financing Partners’ approval.

2.5Vivint Solar Products. Vivint will sell the Vivint Solar Products using the form of agreement that Vivint Solar has provided for its dealers use in each respective jurisdiction within the Territory and the Customer Agreement(s) outlined in Exhibit G for each Territory; provided, however, that financed SPA’s, PPA’s, and Lease’s shall be subject to Vivint Solar’s Financing Partners’ approval. Vivint will sell the Vivint Solar Products using the form of agreement that Vivint Solar has provided to Vivint for use in each respective jurisdiction within the Territory. Vivint will be permitted to sell an Add-On Solar System in compliance with Vivint Solar’s then current Add-on Solar System sales policy as may be updated from time to time; provided, however, that Vivint Solar provides Vivint with prior written notice of any such updates.

2.6Independent Contractors. The Parties are independent contractors, and no agency, partnership, joint venture or employer-employee relationship is intended or created by this Agreement. Neither Party shall have (a) power to obligate or bind the other Party nor (b) any power or authority other than those powers and authority that are expressly conferred upon it by this Agreement, unless specifically granted by the other Party in writing. Without limiting the generality of the foregoing, no authority is granted to either Party for the following:

(a)Make or discharge any contract in the name of the other Party;

(b)Make, alter, modify, or waive any term or condition stated in any contracts, advertisements or any type of the other Party’s approved form;

(c)Make, accept, or endorse notes or otherwise incur any liability on behalf of the other Party, or to expend, or contract for the expenditure of the funds of the other Party;

(d)Extend the time for the payment of monies due to the other Party;

(e)Institute, prosecute, or maintain any legal proceedings in connection with any matter pertaining to the other Party’s business;

(f)Use an advertisement, advertising materials, marketing materials or other marketing devices, including Internet and web-based devices, for the purpose of marketing the Product until obtaining the written consent and approval of the other Party; and

(g)Offer any contract terms which deviate from the other Party’s approved form of Customer Agreement.

2.7Dealer Representatives. As a Dealer, each Party will be solely responsible for engaging its Representatives to perform its duties hereunder. Each Party shall require its Representatives to acknowledge and agree to follow the Ethics Standards of the other Party, respectively attached hereto as Exhibit F, prior to selling, soliciting, or offering to sale such other Party’s Products.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

3.Sales Channels

3.1Sales Channels. As a Dealer, each Party will only allow its Representatives, which must be employees of such Party, to sell Products of its Primary Party through the: (a) direct-to-home sales channel; (b) retail sales channel; and (iii) inside sales channel, in each case subject to the requirements set out in this Section 3. Neither Party is permitted to use sub-dealers and subcontractors in connection with reselling Products of its Primary Party. For the avoidance of doubt, there is no restriction on selling a Party’s own Primary Products through any sales channel or using any sub-dealers, subcontractors or distributors in connection therewith.

3.2Inside Sales Channel. When engaging in the inside sales channel in performing Dealer services hereunder, each Party and its Representatives shall do so in accordance with its Primary Party’s respective Policies and Procedures.

3.3Direct-to-Home Sales Channel. When engaging in the direct-to-home sales channel in performing Dealer services, each Party and its Representatives shall do so in accordance with its Primary Party’s respective Direct to Home Code of Conduct as set forth in Exhibit C, attached hereto and incorporated herein by reference.

3.4Retail Sales Channel. When acting as a Dealer, a Party must obtain its Primary Party’s prior written approval before selling or reselling, as applicable, such Primary Party’s Products in any retail sales channels.

4.Dealer Responsibilities and Representations.

4.1Dealer Obligations. During the Term of this Agreement, each Party, when acting as a Dealer hereunder, agrees that it will:

(a)Comply at all times with Applicable Law, its Primary Party’s Policies and Procedures, including the requirement to collect all Customer Materials, and obtaining all Licensing Requirements to perform Dealer services in the Territory.

(b)Conduct its business and represent its Primary Party in a professional, ethical, legal and businesslike manner in such a manner that its actions or the actions of its personnel will not jeopardize such Primary Party’s relationships with their communities of operation and with their Customers and Prospective Customers.

(c)Comply at all times with the terms of any agreement between its Primary Party and its Financing Partners, to the extent that such terms have been communicated by such Primary Party, as applicable.

(d)Provide, for each Representative in writing, to the Primary Party the (i) full name, (ii) email address, and (iii) sales office, prior to allowing such Representative to perform any Dealer services on behalf of such Primary Party.

(e)Require each Representative to provide personal identifying information to the Primary Party, in writing, including but not limited to the Representative’s; (i) full name, (ii) physical address, (iii) primary and secondary email address, (iv) date of birth, (v) telephone number, (vi) location of specific Dealer office, and (vii) any other information required to register the Representative with the Primary Party and its

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Financing Partner’s, prior to allowing such Representative to perform any Dealer services on behalf of such Primary Party.

(f)Require each Representative to submit a background check authorization to its Primary Party (the form of such authorization to be provided by such Primary Party) prior to allowing such Representative to perform any Dealer services on behalf of such Primary Party.

(g)Not permit its Representatives to perform Dealer services on behalf of its Primary Party until such Primary Party has, in its sole discretion, determined the fitness and eligibility of each such Representative to render Dealer services on its behalf.

(h)Require each of its Representatives to: (i) comply with the Licensing Requirements; (ii) correctly identify themselves as employees of the Party acting as Dealer and never as an agent or contractor of its Primary Party; (iii) be trained on the terms and requirements of this Agreement, and the Policies and Procedures of both Parties; (iv) agree in writing to not violate the terms of this Agreement, the Policies and Procedures and Applicable Law; (v) maintain a polite, cooperative manner when dealing with any and all Customers and Prospective Customers; and (vi) be subject to deactivation of Dealer services upon any violation of the foregoing (without consent by or notice to its Primary Party), all other disciplinary actions against the Representative will be handled by its Primary Party.

(i)Assure that its Representatives have access to and are provided with sufficient Sales Materials, in each case only as approved by its Primary Party, to enable them to accurately and properly market and demonstrate such Primary Party’s Products in the provision of Dealer services hereunder.

(j)Actively investigate and bring to a conclusion (which may include appropriate disciplinary action, including but not limited to termination of employment) any and all complaints regarding actions by the Party’s Representatives which actions violate its or its Primary Party’s Policies and Procedures or any of the terms of this Agreement.

(k)Notify the Primary Party immediately in writing of any Representatives that have been terminated or subject to any disciplinary action. Such Primary Party may, it is sole discretion, remove any such Representative’s ability to sell, solicited, or offer to sale its Products.

4.2Customer Agreement Submissions. Each Party, in its capacity as Dealer, on behalf of itself and its Representatives, represents and warrants to its Primary Party that at the time of submitting a Customer Agreement that:

(a)to such Party’s knowledge, all information provided by the Customer as set forth therein (including all representations and warranties of the potential Customer) relating to the potential Customer will be true, correct and complete in all respects, and the potential Customer will meet the requirements of an Eligible Individual and all other applicable requirements set forth in the Policies and Procedures;

(b)such Customer Agreements will be duly executed and, assuming execution by the Primary Party, are enforceable against such consumer;

(c)the marketing, advertising, promotion and selling of the Products to the consumer in connection with such Customer Agreements did not violate this Agreement or any Applicable Law;

(d)no Event of Default has occurred and remains uncured;

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(e)such Customer Agreements are free and clear of any and all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of every kind or character, including the claims of any bank, creditor, or taxing authority;

(f)the submitting Party is not a party to any contract or agreement, oral or written, pursuant to which it has pledged or agreed to pledge, sell, exchange, transfer or dispose of, in any manner, any of its right, title or interest to such Customer Agreements; and

(g)it is not aware of any facts that would prevent the Eligible Individual from installing the Products, and has no reason to believe that such consumer will not proceed.

4.3Dealer Complaints. Each Party, in its capacity as Dealer, will forward all complaints received from any third-party pertaining to its and its Representatives’ Customer generation activities on behalf of the Primary Party, including, but not limited to, complaints received from consumers, the Better Business Bureau or any state or federal agency. Each Party will supply the Primary Party with copies of all such written complaints and provide a detailed summary of all oral complaints, including the complaining party’s contact information. In the event that a Party is investigated or sued by any federal, state or local government entity or officeholder or consumer or group of consumers (class action) in connection with the marketing of Products or terms of this Agreement, it will immediately notify the Primary Party in writing upon receipt of notice of such an investigation or suit and that it will provide the Primary Party with a copy of such notice.

5.Primary Party Responsibilities and Representations.

5.1Primary Party Obligations. During the term of this Agreement, each Party, in its capacity as Primary Party, will:

(a)Meet all applicable Licensing Requirements;

(b)At such times and at such intervals as may be mutually agreed upon between the Parties, provide the same marketing, sales and enrollment training to the other Party (or such individuals as the other Party may designate) as it does to its own internal sales managers;

(c)Provide training to the other Party’s Representatives (or such individuals as such other Party may designate) with regards to the Primary Party’s sales tools, product offerings and best practices;

(d)Establish form Customer Agreements to be utilized by the other Party for the sale of its Products;

(e)Be responsible for the billing and collection of all receivables resulting from the sale of its Products;

(f)Be responsible for the staffing, training and execution of installations and fulfillment of all Products; and

(g)Be responsible for the provision of all Products to be provided to Customers.

For the avoidance of doubt, Vivint shall perform the installation services for all Basic SmartHome Systems and SmartHome Systems sold and installed pursuant to this Agreement.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

5.2Complaint Resolution. The Primary Party shall be solely responsible for addressing and resolving any complaint lodged by any potential Customer, Customer, or third-party (including but not limited to the BBB, private attorney, or any state and/or federal investigative unit) where such complaint pertains to the operation, functionality, installation or maintenance or on-going servicing of such Party’s Products.  In the event the Primary Party is unable to resolve any such complaint and a lawsuit or other action is initiated, such Party shall undertake, at its sole cost and expense, the defense of such action and shall be solely responsible/liable for any damages awarded therein. This provision and the duties assumed by the Primary Party hereunder shall not apply to any complaint arising from or relating to the conduct of the other Party pursuant to this Agreement.  In the event the Primary Party receives any complaint arising from or relating to the conduct of the other Party, pursuant to this Agreement, such Primary Party shall notify the other Party, provide a copy of the complaint (if available) and provide such other Party any other information known to the Primary Party including, but not limited to, subscriber contact information.

6.Mutual Representations

Each Party represents and warrants to the other Party, as of the Effective Date, as follows:

6.1Licensing Requirements. It meets all Licensing Requirements and will cooperate with the other Party (including inspection and auditing) to ensure compliance with applicable Licensing Requirements.

6.2Organization.  It is duly organized, validly existing, and in good standing under the Laws of the state of its organization or incorporation, as applicable.

6.3Authority.  It has full corporate power and authority to enter into this Agreement, to carry out its obligations under this Agreement and each Customer Agreement, and to consummate the transactions contemplated by this Agreement and each Customer Agreement. The execution, performance and delivery by it of this Agreement, the performance by it of its obligations under this Agreement and the consummation by it of the transactions contemplated herein have been duly authorized by all requisite corporate action on the part of it. This Agreement has been duly executed and delivered by it, and (assuming due authorization, execution, and delivery by the other Party) the Agreement constitutes a legal, valid, and binding obligation of it enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

6.4Governmental Authorizations.  No Governmental Approval is required on the part of it in connection with the execution, delivery and performance of this Agreement, except those which have already been obtained or which it anticipates will be timely obtained in the ordinary course of performance of this Agreement and before being required by Applicable Law.

6.5No Conflicts; Consents.  The execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of its Organizational Documents; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to it; or (c) require the consent, notice or other action by any Person under any Contract to which it is a Party, except as expressly set forth in this Agreement. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to it in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

7.Customer Ownership, Cross-Selling, and CRM and Product Integration

7.1Vivint Solar Rights. If Vivint Solar sells its Primary Products directly to a Customer, Vivint Solar will have the exclusive right to upsell Vivint’s Products to that same Customer for thirty (30) days following the installation of the Vivint Solar Primary Products. Vivint will not contact any Customer that purchases Vivint Solar’s Primary Products directly from Vivint Solar during the above prescribed period, provided, however, that either Party may contact a Joint Customer to upsell their respective Primary Products. Vivint Solar will have the exclusive right to progress all active accounts in its sales pipeline and Vivint will not contact active Customers until such Customer is either canceled or hibernated in accordance with Exhibit H.

7.2Vivint Rights. If Vivint sells its Primary Products directly to a Customer, Vivint will have the exclusive right to upsell Vivint Solar’s Products to that same Customer for thirty (30) days following the installation of the Vivint Primary Products. Vivint Solar will not contact any Customer that purchases Vivint’s Primary Products directly from Vivint during the above prescribed period, provided, however, that either Party may contact a Joint Customer to upsell their respective Primary Products. Vivint will have the exclusive right to progress all active accounts in its sales pipeline and Vivint Solar will not contact active Customers until such Customer is either canceled or hibernated in accordance with Exhibit H.

7.3CRM Integration. Each Party will create a record in its customer relationship management (“CRM System”) systems to indicate when it has sold its own Products directly to a Customer in order to gain the exclusive contact rights set forth in Section 7.1 and Section 7.2, respectively. The Parties will use commercially reasonable efforts to coordinate their respective CRM Systems in order to track the progression of such exclusive contract rights.  The Parties will cooperate in good faith to ensure that each Prospective Customer submitted to one Party by the other Party in its capacity as Dealer is linked to such other Party in the Primary Party’s CRM Systems.

7.4Sales Tools. When acting as Dealer, each Party will only use its Primary Party’s sales tools (e.g., NEO and Sales Genie) to create Customer accounts, run credit checks, execute Customer Agreements, and sell the Products of such Primary Party (“Sales Tool”). Neither Party will use a third-party external application to create Customer accounts, run credit checks, execute Customer Agreements, and sell the Products of its Primary Party.

7.5Technology Developments and Inventions. In the event that either Party creates any Inventions in performing the CRM System and Product integration work required to provide the services contemplated hereunder, the ownership of such Inventions will be subject to the following:

7.5.1 Pre-Existing Intellectual Property Rights.  Notwithstanding anything else contained in this Section 7.5, each Party shall retain ownership of all Intellectual Property Rights in Inventions: (a) developed solely by such Party prior to the Effective Date; (b) developed by such Party wholly unrelated and not arising out of this Agreement; or (c) derived from Confidential Information of that Party (“Pre-Existing Intellectual Property Rights”).

7.5.2CRM and Product Integration Developments.  All Inventions relating to such efforts described in this Section 7.5 that a Party creates (“CRM and Product Integration Developments”) shall be owned by that Party.  Each Party will promptly disclose all CRM and Product Integration Developments to the other Party in writing as they occur, and for all purposes hereunder such Inventions shall be deemed the Confidential Information of the Party that created such Invention.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

7.5.3License to CRM and Product Integration Developments.  For all CRM and Product Integration Developments, the Parties will, in good faith, evaluate whether to grant a license to the other Party for each such CRM and Product Integration Development, and if so, proceed to negotiate such license on a case-by-case basis.

7.6CMR Availability. Each Party will ensure that its CRM System and Sales Tool remain operational and available to receive and provide updates from both Parties’ Representatives at least ninety-nine (99%) of the time, less scheduled maintenance.

8.Contracting and Payment Procedures.

8.1Customer Acquisition by Dealer.  Each Party, in its capacity as Dealer, will use the same Customer onboarding security and verification processes that are currently in place, or implemented from time-to-time, with customers of its own Primary Products (e.g., PCCF questions, on-boarding phone call, customer email verification, etc.) when soliciting Prospective Customers of its Primary Party’s Products.

8.2Customer Onboarding by Primary Party. Each Party, in its capacity as a Primary Party, will use commercially reasonable efforts to work with the Prospective Customers to complete: (a) execution of a Customer Agreement or other required documentation with the Prospective Customer; and (b) the collection of any initial payments or customer payment information required under the Customer Agreement. Upon the successful completion of all items set forth in this subparagraph, the Prospective Customer will be considered a “Customer” under the terms of this Agreement. Until a Primary Party has accepted a Customer Agreement from a Prospective Customer for Products, no “sale” shall be deemed to have occurred hereunder.

8.3Customer Relationship. Each Party, in its capacity as a Primary Party, shall control all shipments, allocations, billings, collections, adjustments and compromises of accounts that relate to any of its Products sold or agreed to be sold.

8.4Customer Payments. All Prospective Customers identified by a Party to its Primary Party shall be notified by such Party that payment is to be made directly to the Primary Party under the terms of the Customer Agreement or as provided under the Customer Agreement.

8.5Conditions on Dealer Fee Payments. The Dealer Fees described in Section 12 will only be paid to a Party if: (a) such Party is in material compliance with the terms of this Agreement, and (b) such compensation is in compliance with all Applicable Laws. Each Party, in its capacity as Dealer, will be responsible for any and all expenses that it incurs including, but not limited to, rentals, transportation facilities, remuneration of any and all employment related expenses or costs, postage, administration fees, license fees, and all other agency expenses of whatever nature. The conduct by each Party of its business will be at its own sole cost, credit, risk, and expense. The Parties agree that no compensation will be due hereunder if its payment will violate any Applicable Law. The Parties agree that no compensation, or portion thereof, will violate Applicable Law.

9.Roll-Out Plan

9.1Initial Roll-Out Plan. The Parties will collaborate in good faith to develop a roll-out plan setting out the Territory in which each Party will act as a Dealer of its Primary Party’s Products (“Roll-Out Plan”). The Roll-Out Plan will be contingent on each Party’s fulfillment of the Licensing Requirements in the Territory.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

9.2Territory Expansion. Once a ZIP code has been mutually approved as part of the Roll-Out Plan, that ZIP code is deemed to form part of the Territory. Neither Party will be required to act as a Dealer in an approved and available part of the Territory if such Party determines, in its sole discretion, that the Licensing Requirements that must be met in order to for Dealer to offer Products in such part of the Territory are prohibitive in nature. Prior to a Party’s qualification as a Dealer to resell the other Party’s Products in that state, the terms of Schedule 8 of the Marketing Agreement will continue to apply with respect to the resale of Primary Party’s Products by Dealer in that state.

10.Sales Materials.

10.1Primary Party Sales Materials. Each Party, in its capacity as Primary Party, will supply the other Party with copies of all Sales Materials used to market its Products, generate Prospective Customers or make sales. Each Party will only use Sales Materials for its Primary Party’s Products that have been approved by the Primary Party. Neither Party will rely on script approval as an indication that scripts are legally sufficient and each Party will be solely responsible for ensuring that any scripts it uses in providing Dealer services hereunder will comply with all Applicable Laws.

10.2Dealer Materials. Any materials other than Primary Party provided Sales Materials that a Party uses, acting in its capacity as Dealer, when communicating with Customers or Prospective Customers regarding its Primary Party’s Products (“Dealer Materials”) must be consistent with the Sales Materials and approved, in writing, in advance by its Primary Party. Each Party will, at all times, only use and utilize Dealer Materials in strict compliance with (a) the written consent to such use provided by its Primary Party; and (b) all other guidelines set by its Primary Party for the appearance, content or use of Dealer Materials, including those set forth in the Policies and Procedures. All approvals relating to Sales Materials must be obtained in writing from a Primary Party’s Chief Marketing Officer, Vice President of Marketing or equivalent officer. Each Party, in its capacity as Primary Party, will use commercial reasonable efforts to review all submitted Dealer Materials within forty-eight (48) hours.

10.3Announcements. The Parties agree that all marketing materials, communication plans, and joint statements that reference both Parties shall be reviewed and approved in writing by both Parties’ prior to being released.

11.Trademark License.

11.1License. During the term of this Agreement, each Party (“Licensor”) grants to the other (“Licensee”) the right to use the trademarks, marks, and trade names that Licensor may adopt from time to time (“Trademarks”) solely in connection with the performance of the activities that are permitted by this Agreement.

11.2Use of Trademarks. To the extent that a Party utilizes any Trademarks in any Dealer Materials, the Dealer Materials must be approved in writing in advance by the applicable Primary Party in accordance with the terms of Section 10.2. The Primary Party shall have the right at all reasonable times to inspect Dealer Materials and advertising concerning such Primary Party’s Trademarks and Intellectual Property Rights to insure compliance with the foregoing requirements. Each Party reserves the right to amend, modify or rescind any specifications and quality standards relating to its Trademarks and other Intellectual Property Rights.

11.3No Alteration.  Neither Party will alter or remove from its Primary Party’s Products (or their packaging or documentation), or alter any of its Primary Party’s trademarks, trade names, logos, patent or copyright notices, or other notices or markings, or add any other notices or markings to such Primary Party’s Products (or their packaging or documentation).

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

11.4Trademarks Standards. A Party’s Trademarks must only be associated with the highest quality, and the other Party’s use thereof must comply with all reasonable specifications, quality standards, and cobranding requirements set by its Primary Party, the Policies and Procedures, or other standards approved in writing by such Primary Party. Neither Party will engage in marketing practices that would detract from its Primary Party’s Trademarks.

12.Dealer Fees and Payments.

12.1Dealer Fees. Each Party agrees to pay for sales and installation of Products generated by the other Party, acting in its capacity as Dealer, in accordance with an executed fee schedule in the form of Exhibit B, attached hereto (all such fees being “Dealer Fees”). The Parties agree to review the Dealer Fees on an annual basis or upon request from either Party, by providing the other Party with thirty (30) days’ notice, such request shall not be made more than twice per calendar year. For the avoidance of doubt, Vivint Solar will not earn any Dealer Fees for sales of Basic SmartHome Systems, nor will it pay any commissions to its Representatives for such sales.

12.2Product Report. Commencing in the calendar month immediately following the calendar month in which the Products are installed, by the third (3rd) Business Day of each calendar month, each Party, in its capacity as Primary Party shall deliver, by the third (3rd) business day of each calendar month, to the other Party a report that specifies:  (a) each Product, sold by such other Party as Dealer, that Primary Party has installed during the prior calendar month; and (b) each Product, sold by such other Primary Party as Dealer, that the Primary Party has cancelled during the prior calendar month, if such cancellation occurred within the cancelation periods described in Section 12.3.

12.3Payments.  Payment of Dealer Fees shall be made as follows:

12.3.1For Vivint Smart Home accounts sold by Vivint Solar Representatives, one week following installation.

12.3.2For Vivint Solar accounts sold by Vivint Representatives (i) the Permit Fee the week following permit submitted and (ii) the Installation Fee the week following installation and electrically complete.

12.3.3For each Basic SmartHome System sold by Vivint Solar Representatives, Vivint Solar shall pay Vivint directly an amount that is mutually agreed upon, in writing, by each Party’s Chief Executive Officer or President, as applicable, which amount shall be paid the week following installation.

12.3.4Vivint Solar may deduct from the Dealer Fees an amount equal to the Dealer Fees that were previously paid to Vivint for Customers whose account is cancelled prior to receiving Permission to Operate (“PTO”) from their utility, only within the first twelve (12) months after installation of the Solar System.

12.3.5Vivint Solar may deduct from the Dealer Fees an amount equal to the Permit Fees that were previously paid to Vivint for Customers whose account is: (i) cancelled prior to installation; (ii) not installed within 120 days of the Permit Payment date; and (iii) not installed within 60 days of the original install scheduled date.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

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12.3.6Vivint may deduct from the Dealer Fees an amount equal to the Dealer Fees that were previously paid to Vivint Solar for Customers who cancel their subscription to Vivint Products within the first nine (9) months of activation.

12.3.7Vivint shall refund, either directly or by way of setoff from future Dealer Fee payments to Vivint Solar by Vivint, an amount equal to (a) one thousand dollars ($1,000.00) for each Basic SmartHome System that is uninstalled from a customer’s home within the first thirty (30) days from the date of installation or (b) five hundred dollars ($500.00) for each Basic SmartHome System that is uninstalled from a customer’s home between thirty (30) days and six (6) months from the date of installation.  The Parties may further deduct from the Dealer Fees additional overrides associated with the cross-hiring of each Parties respective Representatives, in each case only as agreed upon by the Parties in writing.

12.4Basic Smarthome Pricing. Vivint Solar will not apply any mark up in excess of Vivint Solar’s cost, inclusive of applicable financing fees, for each Basic Smart Home System sold and installation.

12.5Variable Pricing. When available, the Primary Party will permit the Dealer to participate in its variable pricing options (“Variable Pricing”) to sell the Products. If the Dealer participates in Variable Pricing, then the Dealer Fees shall be automatically adjusted pursuant to the Primary Parties Policies and Procedures governing Variable Pricing. The Primary Party will communicate such Policies and Procedures to the Dealer prior to the Dealer participating in Variable Pricing.

12.6Vivint Solar Sales Concierge. Vivint Solar, when acting as the Primary Party, will offer Vivint’s fulltime, year-round Dealer Representatives (“Fulltime Representative”) the option to participate in Vivint Solar sales concierge services (“VS Sales Concierge”). Each Fulltime Representative who elects to participate in VS Sales Concierge will notify Vivint Solar, in writing, and will agree to pay the VS Sales Concierge Fee, as set forth and defined in Exhibit B, as a direct reduction to the Dealer Fee amount for each Solar System sold and installed by the Fulltime Representative; provided, however, that Vivint Solar agrees to waive such VS Sales Concierge Fee for all Vivint Representatives that achieve Vivint Solar’s franchise level production. For the avoidance of doubt, seasonal, summer, other non-year around Dealer Representatives will not be permitted to participate in VS Sales Concierge.

12.7Payment Discrepancy. To the extent a Party believes there is a discrepancy or error in its Primary Party’s calculation of any Dealer Fees allegedly due to it for any given month, such Party will provide notice in writing to its Primary Party that it disputes the amount alleged to be owed and the Parties will use commercially reasonable efforts to resolve the dispute prior to the date that the payment is due. If the dispute is the result of a disagreement about the number of Customers alleged to have been generated by a Party in its capacity as Dealer, corrections shall be made based upon documentation acceptable to the Primary Party, in its sole discretion, showing the number of Customers generated through such Party’s performance of Dealer services hereunder.

12.8Preferred Dealer.  Each Party agrees that the Dealer Fees payable by such Party hereunder will be at least as favorable as compared to the fees payable to such Party's other sales dealers in the applicable Territory, in the same channel, that provide substantially similar volume, and based on substantially similar terms, conditions, and commitments as provided for herein.   In the event that either Party enters into any subsequent agreement with an applicable dealer (in the applicable Territory, in the same channel, that provides substantially similar volume, and based on substantially similar terms, conditions, and commitments, as provided for herein) that provides for fees that are more favorable than those contained herein, such Party will (a) notify the other Party promptly of such arrangement and (b) offer to the other Party the same dealer fees in the applicable

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

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Territory, in the same channel, based on substantially similar terms, conditions, and commitments, as such other dealer.

13.Confidentiality. Section 4 of the Master Framework Agreement dated September 30, 2014 between Vivint and Vivint Solar, Inc. (“Master Framework Agreement”) will apply to the activities of the Parties, their agents, employees and Representatives in the performance of this Agreement.

14.Indemnification.

14.1Indemnification by Vivint. Except to the extent directly caused by the negligence or willful misconduct of Vivint Solar, and without limiting any other agreement, Vivint hereby agrees to defend, pay, indemnify, and hold Vivint Solar (and its Representatives, subsidiaries, and other affiliates, other than Vivint and all direct and indirect subsidiaries of APX Parent Holdco, Inc.) and its subcontractors harmless from and against any and all claims, demands, proceedings, judgments, and other liabilities of every kind, and all reasonable expenses incurred in investigation and resisting the same (including reasonable attorneys’ fees), resulting from or in connection with all third Person Actions arising from or relating to: (i) the negligence or willful misconduct of Vivint, Vivint’s Representatives, subsidiaries or subcontractors, or any third-Person performing services on behalf of Vivint under this Agreement (“Vivint Related Person”); (ii) any breach of this Agreement by Vivint or a Vivint Related Person; (iii) any breach of the terms of an agreement between Vivint Solar and its Financing Partners caused by Vivint, but only to the extent such terms have been communicated in writing by Vivint Solar to Vivint; or (iv) the failure by Vivint or a Vivint Related Person to comply with Applicable Law.

14.2Indemnification by Vivint Solar. Except to the extent directly caused by the negligence or willful misconduct of Vivint, and without limiting any other agreement, Vivint Solar hereby agrees to defend, pay, indemnify, and hold Vivint (and its Representatives, subsidiaries, and other affiliates, other than Vivint Solar and all direct and indirect subsidiaries of Vivint Solar, Inc.) and its subcontractors harmless from and against any and all claims, demands, proceedings, judgments, and other liabilities of every kind, and all reasonable expenses incurred in investigation and resisting the same (including reasonable attorneys’ fees), resulting from or in connection with all third Person Actions arising from or relating to: (i) the negligence or willful misconduct of Vivint Solar, Vivint Solar’s Representatives, subsidiaries or subcontractors, or any third-Person performing services on behalf of Vivint Solar under this Agreement (“Vivint Solar Related Person”); (ii) any breach of this Agreement by Vivint Solar or a Vivint Solar Related Person; (iii) any breach of the terms of an agreement between Vivint and its Financing Partners caused by Vivint Solar, but only to the extent that such terms have been communicated in writing by Vivint to Vivint Solar; or (iv) the failure by Vivint Solar or a Vivint Solar Related Person to comply with Applicable Law.

Indemnification Process

.  If either Party seeks indemnification under this Section 14, then that Party will promptly notify the indemnifying Party in writing of the Action for which indemnification is sought, but the failure to give such notice will not relieve the indemnifying Party of its obligations under this Agreement except to the extent that the indemnifying Party was actually and materially prejudiced by that failure. The indemnifying Party will have the right to select counsel and control the defense and settlement of the Action, but the indemnified Party may, at its option and expense, participate and appear on an equal footing with the indemnifying Party. The indemnifying Party may not settle the Action without the prior written approval of the indemnified Party, which approval will not be unreasonably withheld, conditioned or delayed.

14.4Advance Payment of Expenses. The indemnifying Party will pay, as they are incurred in advance of the final disposition of any Action for which indemnification is sought under this Section 14, expenses actually and reasonably incurred by the indemnified Party in respect of that Action; provided, however, that expenses of defense need not be paid as incurred and in advance where a court of competent jurisdiction has decided that the

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

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indemnified Party is not entitled to be indemnified pursuant to this Agreement. The indemnified Party hereby agrees and undertakes to repay such amounts advanced if it is ultimately determined that the indemnified Party is not entitled to be indemnified by the other Party pursuant to this Agreement.

14.5Insurance. During the Term and for a period of one (1) year thereafter, each Party shall, at its own expense, maintain and carry in full force and effect (a) all types and amounts of insurance required by Applicable Law, (b) workers’ compensation and employers’ liabilities insurances in amounts not less than one million dollars ($1,000,000) per occurrence and two million dollars ($2,000,000) in the aggregate, and (c) general liability insurance in amounts not less than one million dollars ($1,000,000) per occurrence and two million dollars ($2,000,000) in the aggregate.  Such insurances shall be held with financially sound and reputable insurers.

15.Limitation of Liability. NEITHER PARTY WILL HAVE ANY LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT FOR COMPENSATORY, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS), REGARDLESS OF THE CIRCUMSTANCES UNDER WHICH THOSE DAMAGES AROSE, EVEN IF ADVISED OF THE POSSIBILITY OF THOSE DAMAGES. THE MAXIMUM LIABILITY OF EITHER PARTY UNDER THIS AGREEMENT, INCLUDING WITH RESPECT TO THE PERFORMANCE OR BREACH OF THIS AGREEMENT, WHETHER IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR OTHERWISE, WILL NOT EXCEED GREATER OF FIVE MILLION DOLLARS ($5,000,000) OR THE DEALER FEES PAID TO THAT PARTY UNDER THIS AGREEMENT IN THE 12 MONTHS PRIOR TO THE EVENT GIVING RISE TO THE CLAIM IRRESPECTIVE OF THE NATURE OF THE CLAIM, WHETHER IN CONTRACT, TORT, WARRANTY OR OTHERWISE. THE LIMITATIONS CONTAINED IN THIS SECTION 15 WILL NOT APPLY WITH RESPECT TO: (A) ANY BREACH BY A PARTY OF THE CONFIDENTIALITY PROVISIONS OF THE MASTER FRAMEWORK AGREEMENT; (B) LIABILITY ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY (INCLUDING LIABILITY ARISING FROM DAMAGE TO PERSONAL PROPERTY OR THE DEATH OR INJURY OF ANY PERSON CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY); OR (C) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 14.

16.Data and Personally Identifiable Information.

16.1Personally Identifiable Information. All personally identifiable information regarding individual Customers, gathered by a Party, acting in its capacity as Dealer, or provided by a Primary Party, pursuant to this Agreement is the property of the Primary Party and its Customer, and is considered Confidential Information.  In performing Dealer services, each Party will comply with all Laws applicable to the management and security of personally identifiable information to ensure that such personally identifiable information, is not disclosed or distributed by any person or entity in violation of the terms of this Agreement or any Applicable Law. In addition, in the event a Primary Party engages in payment card transactions in connection with orders for any other services requiring access to or receipt of information relating to credit card payment processing for subscribers, such Primary Party shall comply with the Payment Card Industry Data Security Standard (“PCI”) requirements.  Each Party acknowledges that in addition to gathering such information for purposes of this Agreement, its Primary Party also gathers personally identifiable information for its own business operations. Nothing set forth herein shall be interpreted or construed so as to restrict a Party’s ability to conduct its other business operations.

16.2Product Data. As between the Parties, each Party will own all data and information generated by its Products (“Product Data”). To the extent permitted under Applicable Law, both Parties hereby grants to the other Party a non-exclusive, royalty-free license to internally use its Product Data for the sole purpose of improving the customer experience and functionality of such other Party’s Products. For the avoidance

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

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of doubt, neither Party will be permitted to resell or otherwise use the Product Data licensed from the other Party for any purpose other than as expressly contemplated by this Section 16.2.

16.3Customer Consents. Each Party will incorporate broad customer consent language into its Customer Agreement to allow for data sharing between the Parties to this Agreement. The Parties will incorporate a process for the Basic SmartHome System Subscriber to acknowledge that Vivint owns their Product Data and not Vivint Solar.

16.4Prior Agreements. The Parties understand that either Party may have access to Customer and company data related to the other Party as a service provider under this Agreement or other agreements already in place between the Parties.  The Parties agree that the terms and conditions pertaining to Product Data ownership under this Agreement supersede the terms related to Product Data ownership under all such prior agreements.

17.Default, Termination and Suspension

17.1Events of Default.  The following conditions, events and occurrences shall each be an “Event of Default” for all purposes hereunder:

17.1.1A Party fails to make payment of any amount payable to the other Party when due under this Agreement, which failure continues for thirty (30) business days after receipt of written notice of such non-payment;

17.1.2A Party fails to observe and perform any covenant, agreement or obligation under this Agreement not otherwise specifically addressed in this Section 17.1.2 and such failure is not cured within thirty (30) business days after receipt of written notice of such material breach or default from the other Party; provided that if such breach or default cannot be remedied with reasonable diligence within such thirty (30) business day period, so long as the breaching Party establishes by written notice to the other Party the additional time required, timely commences curing such material breach or default, and proceeds with reasonable diligence thereafter to prosecute such cure, then the period for such cure shall be extended for a reasonable period of time necessary to complete such cure not to exceed ninety (90) days;

17.1.3A Party admits in writing its inability to, or is generally unable to, pay its debts as such debts become due;

17.1.4A Party files a petition in bankruptcy, files a petition seeking reorganization, arrangement, composition or similar relief, or makes a general assignment for the benefit of creditors;

17.1.5Any involuntary petition or proceeding for the purpose of bankruptcy, reorganization, liquidation, or dissolution is commenced against a Party, or any person seeks the appointment of a receiver, trustee or any similar person for a Party or its assets and either (i) that Party consents to any such proceeding or appointment, or (ii) such proceeding is not stayed, enjoined or dismissed within ninety (90) days (provided that Party is contesting such proceeding by appropriate means and in good faith);

17.1.6If any representation or warranty made by a Party herein was materially false or misleading when made, and that Party fails to remedy such materially false or misleading representation or warranty within twenty (20) business days after receipt of written notice of the particulars of such materially false or misleading representation or warranty from the other Party.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

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17.2Remedies for Event of Default

17.2.1Reciprocal Remedies.  Upon the occurrence of an Event of Default, unless a remedy is expressly provided in this Agreement as an exclusive remedy for such Event of Default, the non-defaulting Party may:

(a)terminate this Agreement;

(b)seek specific performance of the defaulting Party’s obligations hereunder where monetary damages would be inadequate or as otherwise expressly permitted by this Agreement, including, without limitation, seeking an injunction or other specific performance;

(c)suspend performance under the Agreement until the defaulting Party cures such Event of Default; and

(d)seek any other legal or equitable remedy available to such non-defaulting Party under Applicable Laws, including, without limitation, suing for damages available under this Agreement that are not disclaimed or waived.

17.2.2Remedies Cumulative.  Any termination by the non-defaulting Party for the other Party’s Event of Default shall be without prejudice to any other right or remedy the non-defaulting Party may have under this Agreement or at Law or in equity (including the remedy of contract damages), and no such remedy shall be exclusive of any other remedy except as otherwise expressly set forth herein.  Rights and remedies under this Agreement are cumulative, unless expressly made an exclusive right or remedy.

17.2.3Earned Commissions. In the event of any expiration, cancellation or termination of this Agreement (regardless of the reason(s) therefore or the Party initiating such termination) each Party, in its capacity as Dealer, shall be entitled to all Dealer Fees and other fees associated with any Customer submitted prior to such termination with all such Dealer Fees being paid according to the time-frames otherwise applicable as if there had been no termination of this Agreement up to a period of one (1) year following the expiration, cancellation, or termination of this Agreement.

17.2.4No Release.  Except as otherwise expressly set forth in this Agreement, the expiration, cancellation, or termination of this Agreement will not affect any rights of the Parties, or release a Party from, obligations of the Parties that accrued prior to such expiration, cancellation, or termination.

17.3Termination for Force Majeure.  If a Force Majeure Event affects the performance of the claiming Party for ninety (90) consecutive days, the non-claiming Party may terminate this Agreement upon not less than thirty (30) days’ prior written notice to the Party claiming excuse on the basis of the Force Majeure Event.  Termination of this Agreement due to a Force Majeure Event shall not relieve the Parties of their obligations arising prior to the onset of the Force Majeure Event.  Subject to the foregoing sentence, such termination shall be deemed a “no fault” termination, and neither Party shall pay damages to the other Party for termination of this Agreement due to a Force Majeure Event.

18.Records, Audits, and Access.

18.1Dealer Records. Each Party, acting in its capacity as Dealer, will prepare and maintain accurate books and records (“Records”) of: (a) all advertising, brochures, scripts, promotional and call handling materials that are used in connection with the sale and installation of its Primary Party’s Products under this

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Agreement; (b) the name and the last known address and telephone number for all current and former employees directly involved in performing Dealer services pursuant to this Agreement; and (c) documentation of the services performed sufficient to support the Dealer Fees paid thereto. Each Party will retain the Records required under this Section 18.1 for the later of two (2) years, or as otherwise required by law, following completion or termination of any contract for Products.

18.2Dealer Audit. Each Party, acting in its capacity as Primary Party (itself or through use of a duly authorized third-party representative), will have the right to audit the other Party’s operations and Records and make copies of the Records at reasonable times, upon reasonable notice during normal business hours of such other Party for the purpose of ascertaining or confirming compliance with this Agreement or the accuracy of the invoices rendered by a Party to its Primary Party hereunder.  Any claims or discrepancies disclosed as a result of such audit shall be resolved by the Parties as soon as reasonably practicable following completion of the audit.

19.Miscellaneous.

19.1Integrated Agreement. This writing is an integrated Agreement and represents the entire understanding of the Parties relative to the subject matter described herein. No prior or contemporaneous agreements shall be enforceable if they materially alter, vary, or add to the terms of this Agreement. This Agreement may not be modified except by a signed and dated writing, executed by all Parties or their legal counsel. Each of the Parties agrees that no representation or promise not expressly contained in this Agreement has been made and further promises that they are not entering into this Agreement on the basis of any promise, representation, express or implied, oral or written, not otherwise contained herein.

19.2Assignment. This Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred by either Party without the consent of the other Party, which may not be unreasonably withheld, conditioned or delayed. Any permitted assignee shall assume all obligations of its assignor under this Agreement; provided, however, that either Party may assign this Agreement in the event of a merger, consolidation, or sale of all or substantially all of such Party’s assets. This Agreement is binding upon the permitted successors and assigns of the Parties. Any attempted assignment not in accordance with this Section 19.2 shall be void.

19.3Counterparts and Facsimile. This Agreement may be executed in separate counterparts and by facsimile, each of which will be an original and all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing any such counterpart.

19.4Severability. Each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law. But if any provision of this Agreement is held to be invalid, illegal or unenforceable under any Applicable Law or rule, the validity, legality, and enforceability of the other provision of this Agreement will not be affected or impaired thereby.

19.5Modification. Amendment, Waiver or Termination. No provision of this Agreement may be modified, amended, waived or terminated except by an instrument in writing, signed by the Parties to this Agreement. No course of dealing between the Parties will modify, amend, waive, or terminate any provision of this Agreement, or any rights or obligations of any Party under or by reason of this Agreement.

19.6Notices. Except as set forth in Section 10.2, notices and other communications by either Party under this Agreement, including invoices, shall be deemed given when sent either by (a) personal delivery, (b) postage prepaid registered or certified mail, return receipt requested, (c) nationally recognized overnight courier service, or (d) confirmed facsimile or electronic transmission, in each case addressed to the applicable

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

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Party as set forth in Exhibit E, or to such other address as either of the Parties shall have provided to the other in writing pursuant to Section 19.7.

19.7Modifications to Notice Information.  Either Party shall have the right to change the address or name of the person to whom such notices are to be delivered by notice to the other Party.

19.8Governing Law. All matters relating to the interpretation, construction, validity, and enforcement of this Agreement shall be governed by the laws of the State of Utah, without giving effect to any choice of law provisions thereof and any action that refers or relates to the validity, interpretation, construction, performance, enforcement and remedies of or relating to this Agreement shall be held in Salt Lake County, Utah, unless agreed otherwise by the parties. All fees and costs (including reasonable attorneys’ fees) incurred pursuant to the resolution of any dispute under this Agreement shall be allocated to the losing party.

19.9Captions and Headings. The various headings or captions in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

[Signature Page(s) to Follow]

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representative to be effective as of the date first set forth above.

VIVINT, INC.,
a Utah corporation

By:	/s/ Alex J. Dunn

Name:    Alex Dunn

Title:      President

VIVINT SOLAR DEVELOPER, LLC,

a Delaware limited liability company

By:	/s/ David Bywater

Name:     David Bywater

Title:       Chief Executive Officer

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

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EXHIBIT A

DEFINITIONS AND RULES OF INTERPRETATION

1.Definitions.

“Action” means any claim, action, cause of action, demand, lawsuit, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity, by or before any Governmental Authority, or any other arbitration, mediation or similar proceeding.

“Add-On Solar System” shall mean a Solar System installed (or to be installed) on a Customer’s home, where the Customer already has an existing Solar System installed on their roof or property.

“Applicable Law” or “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, judgment, decree, or rule of law of any Governmental Authority having jurisdiction over the Products, the marketing of the Products, the Sales Materials, the site at which Products are installed, and this Agreement.

“Basic SmartHome System” is the equivalent of up to one thousand five hundred dollars ($1,500) of Vivint SmartHome equipment and one (1) year of prepaid monitoring service.

“Competing Product” means: (a) in the case of Vivint Solar, renewable energy or energy storage products and services; and (b) in the case of Vivint, residential and commercial premises automation and security products and services.

“Customer” means an Eligible Individual who obtains a Primary Party’s Products through the provision of Dealer services by the other Party.

“Customer Agreement” means an agreement that a Party, acting in its capacity as Dealer, presents to Subscribers in order to effectuate subscriptions to its Primary Party’s Products. In the case of Vivint Solar as the Primary Party, the Solar Systems are sold under one of the following Customer Agreements:

(a)“PPA” means 20-Year Residential Solar Power Purchase Agreement;

(b)“Lease” means 20-Year Residential Solar System Lease Agreement; and

(c) “SPA” means Residential Solar System Purchase Agreement.

(d)“MSA” means Maintenance Services Agreement.

In the case of Vivint as the Primary Party, the SmartHome Systems are sold under one of the following Customer Agreements:

(a)         “PSA” means System Purchase and Services Agreement;

(b)      “SES” means Schedule of Equipment and Services; and either

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

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(c)     “RIC” means Retail Installment Contract; or

(d)     “P-Note” means Promissory Note offered by Citizens One.

“Dealer” means either Party when marketing, distributing, reselling or contracting for its Primary Party’s Product under this Agreement.

“Eligible Individuals” means:

(a)in the case of Vivint as Primary Party: an individual who (i) has a minimum FICO score of 600; (ii) is the homeowner; (iii) has completed both a pre- and post-installation survey; (iv) entered into a service agreement with Vivint; (v) had Vivint products installed and applicable services activated in their home; and (vi) has paid for the first month of service; and (i) Vivint Solar has turned properly competed paperwork for that customer in accordance with this Agreement; and (ii) the applicable right of rescission period has expired without that right being exercised by the customer.

(b)in the case of Vivint Solar as Primary Party: an individual: (i) who is over eighteen (18) years of age; (ii) who is a homeowner in fee simple; (iii) whose home is owner occupied and is a single family detached house and is not part of a multi-family dwelling (including duplex, triplex, or town home); (iv) whose home has a roof, electrical distribution system and structure in good condition; (v) maintains a broadband Internet connection at the home; (vi) whose home is located in Vivint Solar’s or any of its Affiliates’ service territory; (vii) entered into a Customer Agreement with Vivint Solar; (viii) has a minimum FICO score that meets Vivint Solar’s internal credit requirements; and (i) Vivint has turned properly competed paperwork for that customer in accordance with this Agreement; and (ii) the applicable right of rescission period has expired without that right being exercised by the customer.

“Financing Partner” means an entity that has partnered with a Party in order to provide consumer financing to Customers of the Party’s Products.

“Governmental Approval” means any authorization, approval, order, license, permit, franchise or consent, registration, declaration or filing with any Governmental Authority.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Installation Fee” means a percentage of the Dealer Fee, mutually agreed upon, in writing, by each Party’s Chief Executive Officer or President, as applicable, that is paid to Vivint at the time the Solar System is installed and electrically complete.

“Intellectual Property Rights” means, with respect to any Person, all (a) patents, patent applications, patent disclosures, inventions and improvements (whether patentable or not), (b) copyrights and copyrightable works (including computer programs) and registrations and applications therefor, including any software, firmware, or source code, (c) trade secrets, know-how and other confidential information, (d) database rights, (e) have made drawings and (f) all other forms of intellectual property, including waivable or assignable

Sales Dealer Agreement

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rights of publicity or moral rights, and any right to bring suit or collect damages for the infringement, misappropriation or violation of the foregoing, anywhere in the world, that are held by that Person.

“Invention” means any information, inventions, or discoveries (whether copyrightable, patentable or not), innovations, products, suggestions, ideas, communications, correspondence, notes, reports, data, records, results, processes reduced to practice, made or developed by a Party in the course of performing hereunder.

“Joint Customer” means an individual who is a Customer of both Parties’ Products.

“Licensing Requirements” means any and all federal, state, and local licenses and permits required of a Party or its Representatives or, at a minimum, as required by the Primary Party’s policy and standards and as mutually agreed upon by the Parties, to perform its obligations and services under this Agreement in the Territory, including, but not limited to, selling its Primary Party’s Products through the sales channels set out in Section 3.

“Losses” means any and all deficiencies, judgments, settlements, assessments, liabilities, losses, damages, interest, fines, penalties, costs, expenses (including legal, accounting and other costs and expenses of professionals) incurred in connection with investigating, defending, settling or otherwise satisfying any and all Actions, assessments, judgments or appeals, and in seeking indemnification therefor, and interest on any of the foregoing to the extent that interest is awarded thereon; provided that the term “Losses” shall not include any special or punitive damages, except to the extent any such special or punitive damages are awarded pursuant to a third-party claim.

“Organizational Document” means a Party’s articles or certificate of incorporation and its by-laws, regulations or similar governing instruments required by the laws of its jurisdiction of formation or organization.

“Permit Fee” means a percentage of the Dealer Fee, mutually agreed upon, in writing, by each Party’s Chief Executive Officer or President, as applicable, that is paid to Vivint at the time the Solar Systems permit is submitted.

“Person” means any individual, corporation, company, voluntary association, partnership, incorporated organization, trust, limited liability company or any other entity or organization, including any Governmental Authority.  A Person shall include any officer, director, member, manager, employee or agent of such Person.

“Policies and Procedures” means those guidelines, policies and procedures, including but not limited to those set out in Exhibit F, of the Parties in their capacity as Primary Party and as may be changed from time to time upon written notice to the other Party.

“Products” means: (i) in the case of Vivint as a Primary Party, the SmartHome System and includes any ancillary services provided in connection therewith; and (ii) in the case of Vivint Solar as a Primary Party, the Solar Systems and includes any ancillary services provided in connection therewith. References to “Primary Products” means: (i) in the case of Vivint as Dealer, the SmartHome System and includes any ancillary services provided in connection therewith, excluding the Basic SmartHome System; and (ii) in the case of Vivint Solar as Dealer, the Solar Systems and includes any ancillary services provided in connection therewith.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

“Prospective Customer” means a potential Customer that a Party, acting in its capacity as Dealer, has identified for its Primary Party’s Products.

“Primary Party” means, with respect to each Party, the Party for whom it and its Representatives provides Dealer services hereunder.

“Representative” means an employee (including direct sellers) of a Party who is authorized by such Party, acting in its capacity as Dealer, to sell its Primary Party’s Products under this Agreement.

“Sales Materials” oral, verbal, or written advertising, promotional, marketing, press releases, training and publicity items of any nature that relate to the Products, that are used by Dealer, its Representatives (including scripts used in telemarketing and other consumer interactions), or in which Primary Party’s name or Trademarks are identified or mentioned in any manner.

“SmartHome System” means Vivint’s smart home system and each component connected thereto.

“Solar Systems” means Vivint Solar’s standard solar modules, inverters, racking, storage devices, consumption devices, and other components.

“Territory” means collectively the Vivint Territory and the Vivint Solar Territory.

“Vivint Territory” has the meaning set forth in Exhibit G.

“Vivint Solar Territory” has the meaning set forth in Exhibit G.

2.Rules of Interpretation. In this Agreement:

(a)The terms “herein,” “herewith” and “hereof” are references to this Agreement, taken as a whole.

(b)The term “includes” or “including” shall mean “including, without limitation”.

(c)References to a “Section,” “subsection,” “clause,” “Article” or “Exhibit” shall mean a Section, subsection, clause, Article or Exhibit of this Agreement, as the case may be, unless in any such case the context requires otherwise.

(d)All references to a given agreement, instrument or other document, or to any Law, Standard or Code, shall be a reference to such agreement, instrument or other document, or to such Law, Standard or Code, as modified, amended, supplemented and/or restated from time to time.

(e)Reference to a person or party includes its successors and permitted assigns.

(f)The singular shall include the plural and the masculine shall include the feminine and neuter, and vice versa.

(g)Where the words “required,” “approved,” “satisfactory,” “determined,” “acceptable,” “decision,” or words of like import are used in this Agreement, action by Buyer is indicated unless the context clearly indicates otherwise.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT B

FORM DEALER FEES NO. [__]

This DEALER FEES SCHEDULE NO. 1, effective as of ______, 20___, is executed by and between Vivint Solar, Inc. (“Vivint Solar”) and Vivint, Inc. (“Vivint”) and sets forth the Dealer Fees payable under that certain Sales Dealer Agreement executed by and between the Parties (the “Dealer Agreement”), effective as of [July ___, 2017].  Capitalized terms not otherwise defined herein have the meanings given to them in the Dealer Agreement.

1.	Vivint Solar will pay Vivint the following amounts for Solar Systems installed and electrically complete:
a.	Solar Systems sold through an SPA
i.	[State] - $[_______] per kilowatt
ii.	[State] - $[_______] per kilowatt
b.	Solar Systems sold through a PPA or Lease:
i.	[State] - $[_______] per kilowatt
ii.	[State] - $[_______] per kilowatt
c.	The Permit Fee will be equal to [____] percent ([__]%) of the Dealer Fee.
d.	The Installation Fee will be equal to [____] percent ([__]%) of the Dealer Fee.
2.	Vivint will pay Vivint Solar the following amounts for SmartHome Systems installed:
a.	$[___] less any pricing or equipment discounts provided by the Dealer Representative, discounts will be limited to $[___] per SmartHome System; and
b.	[__]% of the total retail value of the equipment, not including installation fees.
c.

Vivint may deduct $[___] from the applicable Dealer Fees for each SmartHome System sale by a Vivint Solar Representative wherein such Representative sells the accompanying monitoring service package for $[___].

3.	Vivint Solar will pay Vivint an amount equal to $[___] for each Basic SmartHome System.
4.	VS Sales Concierge Fee will be $[___] per kilowatt installed.
5.	The Dealer Fees may be updated from time to time by the Parties, in writing.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

VIVINT, INC.,	VIVINT SOLAR DEVELOPER, LLC, a Utah corporationa Delaware limited liability company
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT C

DOOR-TO-DOOR CODE OF CONDUCT

Customer Relations

1.

Personnel and Representatives must carry identification at all times.  The identification must be clearly visible to Customers, and state the name of such the Personnel or Representative, the identification number, and an accurate photo of such Person.

2.	Personnel and Representatives must wear a Primary Party-approved uniform at all times when providing Dealer services and selling Products.
3.

At the initiation of a conversation with a Customer, Personnel and Representatives must not identify themselves as being “with Vivint Solar” or “working for Vivint Solar”, rather shall only mention Vivint Solar services after first soliciting another Primary Party service to such Customer.

4.	Personnel and Representatives shall not generically identify themselves as being from “the solar company” or “the utility company”.
5.	Personnel and Representatives shall be properly licensed and registered in compliance with any applicable laws, ordinances and regulations.
6.

Personnel and Representatives shall never receive any form of compensation or remuneration from Customers or other third parties, including any cash or instrument drafted by or from any such Person in connection with the Dealer services.

Customer Respect

1.	Personnel and Representatives shall discontinue conversations and immediately leave a Customer’s premises upon the request of such Customer.
2.	Personnel and Representatives shall not approach a Customer’s premises if a “No Solicitation”, “No Soliciting”, “No Trespassing”, or other similar sign is posted on such Customer’s premises.
3.	Personnel and Representatives shall not remove another company’s Products or signage from a Customer’s property.
4.	Personnel and Representatives shall be honest, courteous and respectful in all dealing with, and provide complete information to, Customers and other third parties.
5.	Personnel and Representatives shall ensure that they maintain a polite, cooperative manner when dealing with any and all Customers and other third parties.
6.

Personnel and Representatives shall never be misleading with Customers, including by making promises or commitments to Customers or other third parties that are not consistent with the Products, or failing to disclose any material fact.

Deceptive or Unlawful Business Practices

1.	Personnel and Representatives shall not engage in deceptive, misleading, unlawful, or unethical business practices, including falsely stating or implying any of the following to a Customer:
a.	That a competitor company is going out of business or is in financial difficulty;
b.	That a competitor company does not exist, or that it is changing or has changed its company

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

name;
c.	That the Personnel’s or Representative’s company is acquiring, merging with, has been taken over, or is part of a competitor company;
d.	That the Personnel or Representative is a representative or agent for, is acting on behalf of, or is otherwise acting with the consent or approval of a competitor company;
e.	That the Primary Party is the ‘sister” company of a competitor company;
f.	That the Primary Party manufactures the equipment used by a competitor company;
g.	That the Primary Party is performing routine maintenance on a competitor company’s equipment;
h.

That any change proposed during a conversation with such Customer is an “update” or “upgrade” of an existing system when such a transaction requires an agreement with a Person different than such Customer’s existing solar system;

i.	That the Primary Party or any other Person is “taking over” the solar services of a competitor company’s accounts or has purchased such Customer’s account from a competitor company;
j.	That a competitor company is not, or has stopped, or is no longer capable of, providing solar services or Products for such Customer or its Dwelling;
k.	That the Primary Party is affiliated with, has the endorsement of, or is in any manner acting at the direction of, any governmental or law enforcement agency;
l.	That such Customer has been specially selected to receive a bargain, discount, or other advantage;
m.	[That the Products being offered for sale cannot be purchased in any place of business, but only through direct solicitation;] and
n.

That such Customer will receive a discount, rebate, or other benefit for permitting such Customer’s Dwelling or other property, real or personal, to be used as a so-called “model home” or “model property” for demonstration or advertising purposes.

2.	Personnel and Representatives shall not:
a.	Misrepresent the capabilities of the Products;
b.

Quote statistics, purported costs savings, or provide other information that are known to be false or misleading, and for which such Personnel and Representatives have not made a reasonable effort to objectively quantify or substantiate;

c.	Falsely represent to such Customer that a Person has, as applicable, purchased or endorsed the Personnel or Representatives or the Company; and
d.	Assist such Customer to cancel their existing service;

Presentations to Customers

1.	Personnel and Representatives shall offer each Customer accurate information regarding the following, as they relate to the Products:
a.	Price;

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

b.	Performance of the Products and related services;
c.	Credit requirements and other qualifying requirements;
d.	Terms of payment;
e.	Cooling-off or right of rescission periods;
f.	After-sales service; and
g.	Installation scheduling.
2.	When making comparisons with another company’s products and services, Personnel and Representatives must use truthful information based on facts that can be objectively substantiated.
3.	Personnel and Representatives shall take appropriate steps to safeguard the protection of all private information provided by a Customer or other third parties.
4.	Personnel and Representatives shall always inform each Customer of a credit authorization requirement and receive such Customer’s consent before requesting the credit authorization.
5.	Personnel and Representatives shall give accurately answer questions from each Customer

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT E

NOTICES; REPRESENTATIVES

Parties’ official contacts for all Notices:

Vivint Solar’s Contact Information

For Invoices:

Gabe Engman

Assistant Controller, Director of SEC Reporting

1800 W. Ashton Blvd.

Lehi, UT 84043

Phone:

Email:

For all other notices:

Vivint Solar Developer, LLC

1800 W. Ashton Blvd.

Lehi, Utah 84043

Attention: David Bywater, CEO

With a copy to:

Vivint Solar Legal Department

1800 W. Ashton Blvd.

Lehi, UT 84043

Fax:

Email:

Vivint’s Contact Information

For Invoices:

Vivint Accounts Payable

Email:

For all other notices:

Josh Crittenden

Director of Sales Performance

4931 N. 300 W.

Provo, Utah 84604

Phone:

Email:

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

With a copy to:

Shawn J. Lindquist

Chief Legal Officer

4931 North 300 West

Provo, Utah 84604

Phone:

Email:

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT F

POLICIES AND PROCEDURES

I.	Customer Materials.

a.	Vivint, when acting as a Dealer for Vivint Solar, must obtain the following documents from every Customer (“Vivint Solar Customer Materials”):

-Copies of 12 months of utility bills.

-HOA authorization, if applicable.

-Copy of Photo ID.

-Executed Credit Authorization.

-Executed Customer Agreement.

-Completed and executed interconnection and net metering paperwork.

-Materials and any paperwork required for permitting.

-Rebate reservation, SREC, and related paperwork.

b.

Vivint Solar when acting as a Dealer for Vivint must obtain the following documents from every Customer (“Vivint Customer Materials” and collectively with the Vivint Solar Customer Materials, “Customer Materials”):

-	Executed Customer Agreement.

II.	Vivint Solar Program Mechanics.
-	Dealer will market and solicit Customers to enter into a Customer Agreement consistent with Primary Party’s current marketing and lead generation guidelines.
-	Upon execution by the Customer of the Customer Agreement, Dealer will sign the Customer Agreement.
-	Dealer will submit the Customer Agreement along all other required Customer Materials via the Company’s IT platform.
-	Primary Party will review and approve, or reject with explanation, each Customer Agreement within 3 business days.
-	Upon approval, Primary Party will countersign the Customer Agreement and deliver the fully-executed copy to Dealer and the Customer.
-	If rejected, the Dealer must resolve the issue, as outlined in the explanation, and have the Customer resign the Customer Agreement prior to submitting to the Company for review.
-	Dealer will be responsible to shepherd the Customer through all aspects of the post-sale process through installation of the PV System.
-

If additional documents or materials are need from permitting authorities, the Customer’s utility, Financing Partners, or anyone else, then Dealer will be responsible to obtain these documents and information from the Customer.

-	Primary Party will follow its ordinary process for site survey, design and engineering.
-	With Dealer’s assistance, Primary Party will install any applicable Ancillary Products scheduled for installation before the PV System is installed.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

-	Upon completion of the design, Dealer will be responsible to present the Customer Packet to the customer and close the design with the Customer.
-	Primary Party will be responsible to complete the Customer welcome and verification call.
-

After execution of the Customer Agreement, approval of the Customer Packet by the Customer, and completion of the Customer Verification Call, then Primary Party will proceed with obtaining the permit, procuring the equipment, and installing the PV System and any Ancillary Products that have not already been installed.

-	With Dealer’s assistance, Primary Party will be required to pass inspection and obtain permission to operate from the utility.

III.	Vivint Solar Ethics Standard.

IV.	Vivint Program Mechanics.
-	Dealer will market and solicit Customers to enter into a Customer Agreement consistent with Primary Party’s current marketing and lead generation guidelines.
-	Upon execution by the Customer of the Customer Agreement, Dealer will sign the Customer Agreement.

V.	Reporting.

a.	At least once per month, Dealer will provide to Primary Party the following:

      -   a status report of each Customer, with details as to status and next steps;

      -   a list of each employee participating in the Program with licensing information;

      -   a summary of consumer complaints or actions taken by any state or regulatory agency.

b.	Promptly after becoming aware, Dealer will notify Primary Party in writing upon the occurrence of any of the following:

      -   dispute, legal threat, lawsuit, or media threat relating to any Customer;

      -   the filing of any material litigation or action by any government agency against Dealer;

      -   any material default under Dealer’s agreements with its Financing Partners;

      -   the departure of any principal of Dealer, a qualifier or RME for any license, or the principal contact party for Dealer.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT G

TERRITORY

I.	Vivint Solar Territory and Customer Agreements.

Vivint, as the Dealer, may provide Vivint Solar’s Products to Customers located within the following locations, set forth below, provided, that (a) the utility companies set forth opposite such jurisdictions service the Dwellings in which such Customers reside, (b) with respect to a specified geographic location, Dealer may only offer Products related to the types of Customer Agreements set forth opposite such specified geographic, and (c) Dealer has obtained and continues to maintain all requisite Licenses necessary to sell and operate in those geographic locations.

Locations	Customer Agreement(s)	Utility Companies
***	SPA, Lease	***
***	PPA, SPA, Lease	***
***	PPA, SPA	***
***	SPA	***
***	SPA	***
***	SPA	***
***	PPA, SPA	***
***	SPA	***
***	PPA, SPA	***
***	PPA, SPA	***
***	PPA, SPA	***
***	PPA, SPA	***
***	SPA	***
***	Lease, SPA	***
***	SPA	***
***	SPA	***

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

***	SPA	***
***	SPA	***
***	SPA, PPA (when approved)	***
***	SPA	***
***	SPA	***
II.	Vivint Territory and Customer Agreements.

Locations	Customer Agreement(s)
***	In each jurisdiction listed Vivint utilizes the following contracts: Citizens Loan Agreement, Retail Installment Contract, Purchase and Services Agreement
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

***

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

EXIHBIT H

HIBERNATION POLICIES

For all Vivint Solar accounts, the following hibernation standards will apply:

1.	If an account has a credit run but no completed CAD.
2.	If an account has a completed CAD but a site survey has not been scheduled within 90 days.
3.	If an account has a site survey scheduled but not completed within 45 days
4.	If an account has a site survey completed but no permit has been issued within 90 days.
5.	If an account has a permit completed but no install scheduled within 90 days.

For all Vivint accounts, the following hibernation standards will apply:

1.	If Vivint has ran credit on a potential account but no further action has been taken within 45 days.

Sales Dealer Agreement

(Vivint Solar Developer, LLC – Vivint, Inc.)

*** DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.